UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 29, 2005


                              Books-A-Million, Inc.
 _______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


 DELAWARE                           0-20664                          63-0798460
_______________________________________________________________________________
(State or other jurisdiction       (Commission                    (IRS Employer
    of incorporation)              File Number)             Identification No.)


402 Industrial Lane, Birmingham, Alabama                             35211
__________________________________________                     _________________
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737


                                       N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Restricted Stock Agreement

     On June 29, 2005, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Books-A-Million, Inc. (the "Company") granted shares of Company common stock, par value $0.01 per share, subject to certain restrictions (the "Restricted Shares"), to approximately sixteen Company executives under the Books-A-Million, Inc. 2005 Incentive Award Plan (the "Plan"), previously filed as Appendix A to the Company's Proxy Statement for its 2005 Annual Meeting of Stockholders and included herein as Exhibit 10.1.

     The Committee determined that the grants described above shall consist of two parts. Fifty percent of the grant shall be "Career Based Shares," which will vest automatically on January 30, 2010. The remaining fifty percent of the grant shall be "Performance Based Shares," to be awarded (in whole or in part) based on the Company's achievement of certain pre-tax income goals for the 2006 fiscal year. Upon receipt of the audited financial statements for the fiscal year ending on January 28, 2006, the Committee shall determine the exact amount of Performance Based Shares to be awarded, as appropriate, and fifty percent of the awarded Performance Based Shares will vest on the last day of the Company's 2007 and 2008 fiscal years, respectively. The terms of the Restricted Shares, whether Career Based Shares or Performance Based Shares, are governed by the Plan and a standard form agreement (the "Restricted Stock Agreement") which is delivered to each grantee, a copy of which is attached hereto as Exhibit 10.2 and which is incorporated herein by reference.

     As detailed more fully in the Restricted Stock Agreement, upon issuance, the Restricted Shares may not be transferred, alienated, pledged, encumbered or assigned (such transfer restrictions, the "Restrictions") before the Restricted Shares become vested. The Restricted Shares shall vest, and the Restrictions shall cease to apply, on the final day of the Company's fiscal year and anniversaries thereof, as described above. Notwithstanding the foregoing, all of the Restricted Shares shall vest and the Restrictions shall cease to apply upon
(x) the grantee's termination of employment resulting from the grantee's disability or death or (y) in the Committee's discretion, upon a "Change of Control" (as defined in the Plan). Furthermore, if the grantee ceases to serve as an employee or director of the Company, any Restricted Shares which remain subject to the Restrictions shall immediately be forfeited.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.              Document Description
-----------              --------------------
10.1                     Books-A-Million, Inc. 2005 Incentive Award Plan
10.2                     Form of Restricted Stock Agreement



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     _____________BOOKS-A-MILLION, INC._______
                                                      (Registrant)

Date _July 6, 2005_______     _____________/s/ Richard S. Wallington___________
                                                      (Signature)
                                           Name:  Richard S. Wallington
                                           Title:   Chief Financial Officer